EXHIBIT 10.5.1

                                  APPENDIX A

                           AMENDMENT TO THE AMENDED
                       1988 EMPLOYEE STOCK PURCHASE PLAN

         This Amendment to the Bio-Rad Laboratories, Inc. Amended 1988 Employee Stock Purchase Plan (the "Amendment") is adopted by Bio-Rad Laboratories, Inc., a Delaware corporation (the "Company"), effective as of April 23, 2002.

                                   RECITALS:

         A. The Company's Amended 1988 Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors (the
              "Board") on March 2, 1988, and approved by the stockholders of the Company on April 26, 1988.

         B. The ESPP currently authorizes 1,490,000 shares of Common Stock for sale under the ESPP. This amendment increases the aggregate number of shares of Common Stock subject to the ESPP from 1,490,000 to 1,890,000.

         C. Section 19 of the ESPP provides that the Board may amend the ESPP, subject in certain instances to receipt of approval of the stockholders of the Company.

         D. Effective February 5, 2002, the Board unanimously recommended and the Board unanimously adopted this Amendment in the form given below (the "Amendment").

         E. The Amendment was approved by the stockholders of the Company at its Annual Meeting of Stockholders held on April 23, 2002.

                                   AMENDMENT

         1. The first paragraph of Section 3 of the ESPP is hereby amended to read in its entirety as follows:

              "3.      Number of Shares

                The Company has authorized for sale under the Plan 1,890,000 shares of Common Stock, which shares may be newly issued, reacquired in private transactions or open market purchases."

         The undersigned, Sanford S. Wadler, Secretary of the Company, hereby certifies that the Board and the stockholders of the Company adopted the foregoing Amendment as stated above.

         Executed at Hercules, California this 23rd day of April,2002.


                                            /s/ Sanford S. Wadler
                                            ---------------------
                                                Sanford S. Wadler, Secretary